                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                September 1, 2003
                                -----------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  M-WAVE, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


          Delaware                     33-45499                 36-3809819
-----------------------------       -------------         ---------------------
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)



               475 Industrial Drive, West Chicago, Illinois 60185
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (630) 562-5550
                                 --------------
                         (Registrant's telephone number)

ITEM 5.  OTHER EVENTS.

We are filing this Report solely for the purpose of filing the press release, dated October 13, 2003, included as an exhibit to this Report and incorporated herein by reference, relating to progress made in our restructuring, including a new secured loan, the renewal of our engagement of a turnaround adviser, and our renegotiation of delinquent trade debt.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit No.                Description

         99.1                       Press Release issued by M-Wave, Inc., dated
                                    October 13, 2003

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2003

                                  M-WAVE, INC.



                                By: /s/ PAUL H. SCHMITT
                                    --------------------------------
                                    Name:  Paul H. Schmitt
                                    Title: Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
  NO.                                  DESCRIPTION

  99.1           Press Release issued by M-Wave, Inc. dated October 13, 2003